UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2004

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2002 Papa Johns Boulevard

Louisville, Kentucky  40299-2334

(Address of principal executive offices)

(502) 261-7272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On December 15, 2004, Papa John’s International, Inc. announced its 2005 growth plans and earnings guidance and reaffirmed its guidance for 2004 earnings.  The company also announced that its Board of Directors has extended, through December 25, 2005, the $425 million authorization in the amount of the company’s common stock that may be repurchased by the company from time to time.  In addition, certain directors and executive officers of the company, including Chief Executive Officer John H. Schnatter, have adopted or extended previously adopted pre-arranged trading plans under Securities and Exchange Commission Rule 10b5-1 in order to sell shares, or exercise stock options and sell the underlying shares, at predetermined price thresholds.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number	Description

99.1	Papa John’s International, Inc. press release dated December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date: December 16, 2004	/s/ J. David Flanery
J. David Flanery
Senior Vice President and
Chief Financial Officer